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                                                                  EXHIBIT 23.3

                              CONSENT OF ROBERT B. KELLY

    I, Robert B. Kelly, hereby accept the nomination to serve as director of Axiom Inc., a Delaware corporation (the "Company"), and consent to be named as a nominee director in the Company's Registration Statement on Form S-1, File No. 333-25439, and all amendments thereto.


                               /s/    Robert B. Kelly
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                               Robert B. Kelly


Dated:   May 22, 1997
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